UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2010

VERINT SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware	0-49790	11-3200514
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 South Service Road, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 962-9600

None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 16, 2010, Verint Systems Inc. (“Verint”) and its majority stockholder, Comverse Technology, Inc. (“Comverse”), entered into a letter agreement (the “Letter Agreement”) regarding Comverse’s demand (the “Demand”), effective July 15, 2010, that Verint prepare and file with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-1 (the “Registration Statement”) so as to permit the public offering and sale of up to 2,800,000 shares of Verint’s common stock, par value $0.001 per share (the “Common Stock”), that are beneficially owned by Comverse, subject to adjustment to take into account any changes in Verint’s capitalization. The Demand was made pursuant to the terms of the Registration Rights Agreement, dated as of January 31, 2002, by and between Verint and Comverse (the “Registration Rights Agreement”).

The Letter Agreement provides, among other things, that Verint has elected not to exercise its right to delay the Registration Statement pursuant to Section 2.1(c) of the Registration Rights Agreement and will not exercise its “piggyback” registration rights pursuant to the Registration Rights Agreement with respect to the offering under the Registration Statement without Comverse’s prior written consent, provided that such offering is consummated within thirty calendar days following the declaration of effectiveness of the Registration Statement.

The Letter Agreement and any election, agreement or waiver of rights thereunder will become null, void and without any effect in the event that a proposed amendment to the Credit Agreement, dated May 25, 2007, as amended, among Verint, as borrower, the lenders from time to time party thereto, and the administrative agent party thereto (the “Credit Agreement”), and a proposed increase in the revolving loan facility thereunder are not consummated on or before August 15, 2010 on the terms and in substantially the form presented to the Verint Board of Directors.

This description of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

As required by the Audit Committee Charter, the Letter Agreement was reviewed and approved by the Audit Committee of the Verint Board of Directors prior to its execution. Verint elected not to exercise its right to delay the Registration Statement and not to exercise its piggyback registration rights as Verint is pursuing an amendment to the Credit Agreement and an increase in the revolving loan facility thereunder.

This current report on Form 8-K does not constitute an offer or sale of the Common Stock subject to the Registration Statement or any other securities, and such shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States prior to the effectiveness of the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

Exhibit Number	Description
10.1	Letter Agreement, dated July 16, 2010, between Comverse Technology, Inc. and Verint Systems Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verint Systems Inc.

Date: July 19, 2010

By: /s/ Peter D. Fante
Name: Peter D. Fante
Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter Agreement, dated July 16, 2010, between Comverse Technology, Inc. and Verint Systems Inc.